UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 11, 2005


Commission     Registrant, State of Incorporation,       I.R.S. Employer
File Number    Address and Telephone Number             Identification No.
-----------   -------------------------------------- ----------------------

1-8809       SCANA Corporation                                       57-0784499
             (a South Carolina corporation)
             1426 Main Street, Columbia, South Carolina  29201
             (803) 217-9000

1-3375       South Carolina Electric & Gas Company                   57-0248695
             (a South Carolina corporation)
             1426 Main Street, Columbia, South Carolina  29201
             (803) 217-9000

1-11429 Public Service Company of North Carolina, Incorporated 56-2128483 (a South Carolina corporation)
             1426 Main Street, Columbia, South Carolina  29201
             (803) 217-9000


                                 Not applicable
-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


This combined Form 8-K is separately furnished by SCANA Corporation, South Carolina Electric & Gas Company and Public Service Company of North Carolina, Incorporated. Information contained herein relating to any individual company is furnished by such company on its own behalf. Each company makes no representation as to information relating to other companies.



Item 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

              On February 11, 2005, SCANA Corporation (the Company) issued the press release attached hereto as Exhibit 99.1. This press release corrects an inadvertent typographical error in the press release issued earlier today and previously filed on Form 8-K. In the second paragraph under the heading "Corporate and Other", the first line now begins "For the fourth quarter of 2004" instead of "For the fourth quarter of 2003". The press release discloses a non-GAAP measure, GAAP-adjusted net earnings from operations, which excludes from net income the effects of sales of, and impairment charges related to, certain investments and the effects of a charge related to pending litigation. The Company's management believes that GAAP-adjusted net earnings from operations provides a meaningful representation of the Company's fundamental earnings power and can aid in performing period-over-period financial analysis and comparison with peer group data. In management's opinion, GAAP-adjusted net earnings from operations is a useful indicator of the financial results of the Company's primary businesses. This measure is also a basis for management's provision of earnings guidance and growth projections, and it is used by management in making resource allocation and other budgetary and operational decisions. This non-GAAP performance measure is not intended to replace the GAAP measure of net earnings, but is offered as a supplement to it.


Item 9.01     FINANCIAL STATEMENTS AND EXHIBITS

              (c) Exhibits

              Exhibit 99.1  Press release dated February 11, 2005









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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. The signature of each registrant shall be deemed to relate only to matters having reference to such registrant and any subsidiaries thereof.



                                             SCANA Corporation
                                 South Carolina Electric & Gas Company
                         Public Service Company of North Carolina, Incorporated
                                              (Registrants)




February 11, 2005                By:    s/James E. Swan, IV
                                        -----------------------------------
                                         James E. Swan, IV
                                         Controller

                                  EXHIBIT INDEX



Number


99.1     Press release dated February 11, 2005.